SUPPLEMENT TO THE JOHN HANCOCK GROWTH FUNDS PROSPECTUS DATED MARCH 1, 1998

On page 5, the financial highlights section is revised as follows to reflect Emerging Growth Fund's 4-1 stock split on May 1, 1998:

 Financial Highlights
 The figures below have been audited
by the fund's independent auditors, Ernst & Young LLP.

Volatility, as indicated by Class B
year-by-year total investment return (%)
(scale varies from fund to fund)


Class A- period ended:                                            10/91(1) 10/92    10/93   10/94    10/95(2) 10/96    10/97
Per share operating performance
Net asset value, beginning of period                              $4.53    $4.82    $5.15   $6.47    $6.71    $9.02   $10.22
Net investment income (loss)(3)                                   (0.01)   (0.05)   (0.04)  (0.04)   (0.07)   (0.09)   (0.07)
Net realized and unrealized gain (loss)
on investments                                                     0.30     0.40     1.36    0.28     2.38     1.29     2.41
Total from investment operations                                   0.29     0.35     1.32    0.24     2.31     1.20     2.34
Less distributions:
Distributions from net realized gain
on investments sold                                                   -    (0.02)       -       -        -        -    (0.21)
Total distributions                                                   -    (0.02)       -       -        -        -    (0.21)
Net asset value, end of period                                    $4.82    $5.15    $6.47   $6.71    $9.02   $10.22   $12.35
Total investment return at net asset value(4) (%)                  6.29     7.32    25.68    3.59    34.56    13.27    23.35
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                     38,859   46,137   81,263 131,053  179,481  218,497  209,384
Ratio of expenses to average net assets (%)                        0.33     1.67     1.40    1.44     1.38     1.32     1.29(5)
Ratio of net investment income (loss) to average net assets (%)   (0.15)   (1.03)   (0.70)  (0.71)   (0.83)   (0.86)   (0.57)
Portfolio turnover rate (%)                                          66       48       29      25       23       44       96
Average brokerage commission rate(6) ($)                            N/A      N/A     N/A      N/A      N/A   0.0669   0.0694

Class B- period ended:                  10/88   10/89    10/90    10/91    10/92    10/93   10/94    10/95(2) 10/96    10/97
Per share operating performance
Net asset value, beginning of period    $1.97   $2.64    $3.19    $2.77    $4.81    $5.09   $6.33    $6.51    $8.70    $9.78
Net investment income (loss)(3)          0.03   (0.02)   (0.05)   (0.08)   (0.09)   (0.09)  (0.09)   (0.11)   (0.15)   (0.14)
Net realized and unrealized gain (loss)
on investments                           0.64    0.71    (0.31)    2.12     0.39     1.33    0.27     2.30     1.23     2.29
Total from investment operations         0.67    0.69    (0.36)    2.04     0.30     1.24    0.18     2.19     1.08     2.15
Less distributions:
Dividends from net investment income        -   (0.01)       -        -        -        -       -        -        -        -
Distributions from net realized gain on
investments sold                            -   (0.13)   (0.06)       -    (0.02)       -       -        -        -    (0.21)
Total distributions                         -   (0.14)   (0.06)       -    (0.02)       -       -        -        -    (0.21)
Net asset value, end of period          $2.64   $3.19    $2.77    $4.81    $5.09    $6.33   $6.51    $8.70    $9.78   $11.72
Total investment return at net
asset value(4) (%)                      33.59   27.40   (11.82)   73.78     6.19    24.53    2.80    33.60    12.48    22.44
Total adjusted investment return at
net asset value(4,7) (%)                31.00   27.37        -        -        -        -       -        -        -        -
Ratios and supplemental data
Net assets, end of period
(000s omitted) ($)                      3,232   7,877   11,668   52,743   86,923  219,484 283,435  393,478  451,268  472,594
Ratio of expenses to average
net assets (%)                           3.05     3.48     3.11     2.85    2.64     2.28    2.19     2.11     2.05     2.02(5)
Ratio of adjusted expenses to average
net assets(8) (%)                        5.64    3.51        -        -        -        -       -        -        -        -
Ratio of net investment income (loss)
to average net assets (%)                0.81   (0.67)   (1.64)   (1.83)   (1.99)   (1.58)  (1.46)   (1.55)   (1.59)   (1.30)
Ratio of adjusted net investment income
(loss to average net assets(8) (%)      (1.78)  (0.70)       -        -        -        -       -        -        -        -
Portfolio turnover rate (%)               252      90       82       66       48       29      25       23       44       96
Fee reduction per share ($)             0.073   0.001        -        -        -        -       -        -        -        -
Average brokerage commission rate(6) ($)  N/A     N/A      N/A      N/A      N/A      N/A     N/A      N/A   0.0669   0.0694
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(1) Class A shares  commenced  operations on August 22, 1991. (Not  annualized.)
(2) On December 22, 1994,  John Hancock  Advisers,  Inc.  became the  investment adviser of the fund.
(3) Based on the average of the shares outstanding at the end of each month.
(4)  Assumes  dividend  reinvestment  and does not  reflect  the effect of sales charges.
(5) Expense  ratios do not  include  interest  expense due to bank loans,  which amounted to less than $0.01 cents per share.
(6) Per portfolio  share traded.  Required for fiscal years that began September
1, 1995 or later.
(7) An estimated total return  calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8) Unreimbursed, without fee reduction.